UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2008 thinkorswim Group Inc.

(formerly known as Investools Inc.)

(Exact Name of registrant as specified in its charter)

Delaware	000-52012	76-0685039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Rockefeller Plaza, Suite 2012, New York, NY	10111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 816-6918

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

8-K
Item 7.01	Regulation FD Disclosure
Item 9.01	Financial Statements and Exhibits
Signatures
EX-99.1	(EX99-1)

Item 7.01               Regulation FD Disclosure.

The Company is hereby furnishing information provided to investors as part of the Company’s investor relations activities, which information is posted on the Company’s corporate website under the Investor Relations section.  Such information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.              Financial Statements and Exhibits.

(d)             Exhibits

Exhibit Number	Exhibit Title
99.1	Sandler O’Neil 4th Annual Global Exchange & Electronic Trading Conference dated as of June 5, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2008	thinkorswim Group Inc.

	By:	Ida K. Kane
Ida K. Kane
Senior Vice President and
Chief Financial Officer